U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2007

STERLING MINING COMPANY

(Exact name of registrant as specified in its charter)

000-51669

(Commission File No.)

Idaho	82-0300575
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2201 Government Way, Suite E, Coeur d’Alene, ID 83814

(Address of principal executive offices)

(208) 666-4070

(Registrant’s telephone number)

Not Applicable

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 6, 2007, Sterling Mining Company paid a cash bonus to Raymond DeMotte, President and Chief Executive Officer, in the amount of $85,000 in consideration of past services to Sterling Mining Company. The cash bonus was in addition to his regular compensation and there is no agreement or arrangement for paying a similar bonus in the future.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING MINING COMPANY

Dated:	February 12, 2007	By:	/s/ James N. Meek
James N. Meek,
Vice-President and Chief Financial Officer

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